EXHIBIT 24
                                         DIRECTORS' POWERS OF ATTORNEY




                                       POWER OF ATTORNEY

                                              RE

                                     GWL&A FINANCIAL INC.


Know all men by these presents, that I, James Balog, a Member of the Board of Directors of GWL&A Financial Inc., a Delaware corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to, individually and without the concurrence of the other attorney and agent, sign my name, in my capacity as a Member of the Board of Directors of GWL&A Financial Inc., on Form 10-K Annual Reports of GWL&A Financial Inc. to be filed with the Securities and Exchange Commission from time to time, and to any and all amendments thereto.

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of March, 2000.



                                            /s/ James Balog_______________
                                            Member, Board of Directors of
                                            GWL&A Financial Inc.


Witness:



/s/ R. Schultz
Signature


Richard Schultz
Name Printed





                                       POWER OF ATTORNEY

                                              RE

                                     GWL&A FINANCIAL INC.


Know all men by these presents, that I, Orest T. Dackow, a Member of the Board of Directors of GWL&A Financial Inc., a Delaware corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to, individually and without the concurrence of the other attorney and agent, sign my name, in my capacity as a Member of the Board of Directors of GWL&A Financial Inc., on Form 10-K Annual Reports of GWL&A Financial Inc. to be filed with the
Securities and Exchange Commission from time to time, and to any and all amendments thereto.

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of March, 2000.



                                            _/s/ O.T. Dackow_______________
                                            Member, Board of Directors of
                                            GWL&A Financial Inc.


Witness:



/s/Joan Preyer
Signature


Joan Preyer
Name Printed






                                       POWER OF ATTORNEY

                                              RE

                                     GWL&A FINANCIAL INC.


Know all men by these presents, that I, Robert G. Graham, a Member of the Board of Directors of GWL&A Financial Inc., a Delaware corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to, individually and without the concurrence of the other attorney and agent, sign my name, in my capacity as a Member of the Board of Directors of GWL&A Financial Inc., on Form 10-K Annual Reports of GWL&A Financial Inc. to be filed with the
Securities and Exchange Commission from time to time, and to any and all amendments thereto.

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of March, 2000.



                                            /s/ R.G. Graham
Member, Board of Directors of
                                            GWL&A Financial Inc.


Witness:



/s/ R. Schultz
Signature


Richard Schultz
Name Printed



                                       POWER OF ATTORNEY

                                              RE

                                     GWL&A FINANCIAL INC.


Know all men by these presents, that I, Robert Gratton, a Member of the Board of Directors of GWL&A Financial Inc., a Delaware corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to, individually and without the concurrence of the other attorney and agent, sign my name, in my capacity as a Member of the Board of Directors of GWL&A Financial Inc., on Form 10-K Annual Reports of GWL&A Financial Inc. to be filed with the Securities and Exchange Commission from time to time, and to any and all amendments thereto.

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of March, 2000.



                                            /s/ R. Gratton
                                            Member, Board of Directors of
                                            GWL&A Financial Inc.


Witness:



/s/ D.C. Lennox
Signature


D.C. Lennox
Name Printed




                                       POWER OF ATTORNEY

                                              RE

                                     GWL&A FINANCIAL INC.


Know all men by these presents, that I, N. Berne Hart, a Member of the Board of Directors of GWL&A Financial Inc., a Delaware corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to, individually and without the concurrence of the other attorney and agent, sign my name, in my capacity as a Member of the Board of Directors of GWL&A Financial Inc., on Form 10-K Annual Reports of GWL&A Financial Inc. to be filed with the Securities and Exchange Commission from time to time, and to any and all amendments thereto.

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of March, 2000.



                                            /s/ N.B. Hart
                                            Member, Board of Directors of
                                            GWL&A Financial Inc.


Witness:



/s/ R. Schultz
Signature


Richard Schultz
Name Printed




                                       POWER OF ATTORNEY

                                              RE

                                     GWL&A FINANCIAL INC.


Know all men by these presents, that I, William Mackness, a Member of the Board of Directors of GWL&A Financial Inc., a Delaware corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to, individually and without the concurrence of the other attorney and agent, sign my name, in my capacity as a Member of the Board of Directors of GWL&A Financial Inc., on Form 10-K Annual Reports of GWL&A Financial Inc. to be filed with the
Securities and Exchange Commission from time to time, and to any and all amendments thereto.

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of March, 2000.



                                            /s/ W. Mackness
                                            Member, Board of Directors of
                                            GWL&A Financial Inc.


Witness:



/s/ R. Schultz
Signature


Richard Schultz
Name Printed





                                       POWER OF ATTORNEY

                                              RE

                                     GWL&A FINANCIAL INC.


Know all men by these presents, that I, P. Michael Pitfield, a Member of the Board of Directors of GWL&A Financial Inc., a Delaware corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to, individually and without the concurrence of the other attorney and agent, sign my name, in my capacity as a Member of the Board of Directors of GWL&A Financial Inc., on Form 10-K Annual Reports of GWL&A Financial Inc. to be filed with the
Securities and Exchange Commission from time to time, and to any and all amendments thereto.

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of March, 2000.



                                            /s/ P.M. Pitfield
                                            Member, Board of Directors of
                                            GWL&A Financial Inc.


Witness:



/s/ R. Schultz
Signature


Richard Schultz
Name Printed




                                       POWER OF ATTORNEY

                                              RE

                                     GWL&A FINANCIAL INC.


Know all men by these presents, that I, Michel Plessis-Belair, a Member of the Board of Directors of GWL&A Financial Inc., a Delaware corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to, individually and without the concurrence of the other attorney and agent, sign my name, in my capacity as a Member of the Board of Directors of GWL&A Financial Inc., on Form 10-K Annual Reports of GWL&A Financial Inc. to be filed with the
Securities and Exchange Commission from time to time, and to any and all amendments thereto.

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of March, 2000.



                                            /s/ M. Plessis-Belair
                                            Member, Board of Directors of
                                            GWL&A Financial Inc.


Witness:



/s/ R. Schultz
Signature


Richard Schultz
Name Printed






                                       POWER OF ATTORNEY

                                              RE

                                     GWL&A FINANCIAL INC.


Know all men by these presents, that I, Brian E. Walsh, a Member of the Board of Directors of GWL&A Financial Inc., a Delaware corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to, individually and without the concurrence of the other attorney and agent, sign my name, in my capacity as a Member of the Board of Directors of GWL&A Financial Inc., on Form 10-K Annual Reports of GWL&A Financial Inc. to be filed with the Securities and Exchange Commission from time to time, and to any and all amendments thereto.

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of March, 2000.



                                            /s/ B.E. Walsh
                                            Member, Board of Directors of
                                            GWL&A Financial Inc.


Witness:



/s/ R. Schultz
Signature


Richard Schultz
Name Printed